UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22218

T. Rowe Price Global Real Estate Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2015

Item 1. Report to Shareholders

Global Real Estate Fund	June 30, 2015

The views and opinions in this report were current as of June 30, 2015. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Global real estate securities declined during the first half of 2015 as interest rates rose, putting pressure on our segment of the market. While fundamentals generally improved, investors seemed to react to the prospect of Fed tightening expected later this year. This expectation for higher interest rates caused long-term bond yields to rise in the second quarter, leading to a sell-off in equities thought to be more sensitive to interest rates, such as utilities, consumer staples, and real estate.

In our last report to shareholders, David M. Lee discussed my transition to president of the fund and chair of its Investment Advisory Committee, which I assumed on April 1 of this year. To elaborate a bit further, I spent the last seven years at T. Rowe Price as an analyst solely focused on identifying successful U.S. real estate investments. To prepare for my expanded global role, I worked for three months in Europe and Asia, during which time I studied the local markets, toured real estate properties, and met with many management teams. I began my career in accounting, and my experiences in that field have been tremendously helpful as I study financial statements in the pursuit of valuing companies. I do not plan to make any significant changes in the management of the fund. Just like my predecessor, I believe that well-located real estate in markets with high barriers to entry is truly unique. We expect the cash flow growth for these “location, location, location” assets to compound over time and outperform lesser properties. I believe that strong management teams, capital allocation, and balance sheets are very important to above-average investment returns over the long run.

During the six-month period ended June 30, 2015, the Global Real Estate Fund returned -0.83%, which outpaced the -2.78% turned in by the benchmark FTSE EPRA/NAREIT Developed Real Estate Index and -1.84% return for the Lipper Global Real Estate Index. (The returns for the Advisor Class were a bit lower, reflecting its different fee structure.)

DIVIDEND DISTRIBUTION

On June 25, 2015, your Board of Directors declared a second quarter dividend of $0.12 per share to shareholders of record on that day. You should have received your check or statement reflecting this distribution. The dividend was distributed on June 29.

MARKET ENVIRONMENT AND STRATEGY

A swing of 120 basis points (100 basis points equal one percent) in the 10-year U.S. Treasury bond yield created volatility in returns during the first six months of 2015. The impasse in Greece and slowdown in China also added to the challenging environment. The strength of the U.S. dollar was problematic for dollar-based investors since it offset some of the better returns in local currencies around the world.

The U.S. represents almost half of the portfolio’s assets, and it was unfortunately the worst-performing region, despite an attractive fundamental picture, with real estate investment trusts (REITs) down 6%. U.S. REIT performance seemed to be inversely linked to movements in the 10-year Treasury yield, which started the year at 2.17%, then troughed at 1.64% in late January before rising over 70 basis points to end June at 2.35%. While interest rates may impact short-term stock performance, fundamentals are what matter long term. Demand remains healthy across all property types, and supply is limited. Thus, occupancy and rent growth continue to surprise to the upside in many cases.

By contrast, the UK was the best-performing region, up 9%. Continental Europe was also strong on a local currency basis, although the weak euro wiped out the entire return measured in dollars. The UK has been perceived as a relatively safe haven in the midst of all the anxiety and volatility centered on Greece. In addition, rent growth and UK property values were up strongly, fueled by strong demand for office and retail space in London and a lagging supply response. Operating fundamentals in the rest of Europe were more muted, and concerns about the future of the eurozone weighed on shares late in the period.

Australia also posted positive returns on a local currency basis, but again the country’s weak dollar trimmed U.S. dollar-denominated returns. Australian gross domestic product growth expectations were revised lower, primarily due to the fall in commodity prices. The central bank cut the cash rate by 25 basis points early in the year. Interestingly, retail sales improved, and house prices strengthened in Sydney and Melbourne. Further policies designed to restrict house price appreciation present a risk going forward.

Hong Kong real estate stocks were up almost 6%, as data indicated a pickup in office demand and continued improvement in the vacancy rate to a low 2% in Central, the city’s business district. We now expect double-digit rental growth over the next year. Residential prices in Hong Kong increased 7% for the year to date despite further policy tightening measures from the Hong Kong Monetary Authority. Mainland China announced cuts on import tariffs that were larger than expected, which may impact where people shop. Residential sales in China have experienced some improvement, particularly in Tier 1 cities, and price declines decelerated. In contrast to Hong Kong, mortgage policy was eased in March 2015. Exuberance in the A-share market, where we have no exposure, drove stocks up significantly early in the year, then down by the end of June.

Japan declined almost 2% on a U.S. dollar basis. Tokyo office fundamentals improved, with vacancy rates firming and asking rents rising. In addition, rents were stable to increasing for residential rentals. Weakness in household consumption and a large supply pipeline in the logistics sector remain a concern.

PORTFOLIO REVIEW

Apartment REIT shares generated very strong returns for the year to date as the unemployment and homeownership rates continued to decline. New construction of apartments has increased, but rental growth remains robust for properties in desirable locations like those of our holdings Essex Property Trust and AvalonBay Communities. We initiated a position in Home Properties of New York, an apartment REIT focused primarily in the mid-Atlantic and Northeast, where we liked the property locations and felt the assets were underappreciated. Later in the period, Home Properties accepted an offer to be acquired for a 10% premium to the company’s unaffected stock price, further contributing to results, and we subsequently eliminated the stock. Hilton Worldwide Holding also contributed, driven by strong revenue-per-available-room growth and solid execution of the company’s business plan by the management team. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Unfortunately, most U.S. REIT returns were negative, and our portfolio was not immune. Our ownership of Prologis detracted from performance as investors questioned the strategic merits and potential funding sources for their recent acquisition. Vornado Realty Trust also lagged as the company’s Washington D.C. portfolio saw higher levels of vacancy than typical due to a weak leasing environment.

Returns in Hong Kong were generally positive. Hongkong Land Holdings was a standout performer as the Central district office vacancy rate tightened to a low level and rental growth accelerated. We initiated a position in Cheung Kong Property Holdings, which also owns well-located office buildings in Central, as well as a low-cost land bank and an attractive hotel portfolio. Investors’ perception of Hang Lung Properties benefited from larger-than-expected import tariff cuts in mainland China. While a potential positive for local consumption in China, this may be a net negative for Hong Kong retail sales, which hurt returns in Wharf Holdings.

In Europe, we again enjoyed positive returns from our coveted West End assets, as reflected in the performance of Shaftesbury and Derwent London. We eliminated Deutsche EuroShop and used the proceeds to add to Inmobiliaria Colonial as we see more upside in the company’s prime French and Spanish office properties.

After a disappointing 2014, Mitsubishi Estate and Mitsui Fudosan posted positive returns. Tokyo office fundamentals continue to strengthen, with vacancy rates improving and asking rents rising. We are hopeful that Japanese developers follow other large corporations that are increasingly focused on improving return on equity and capital return to shareholders. In Japan, supply is building in the logistics sector, hurting Nippon Prologis REIT’s stock return, despite stable operating fundamentals.

Longtime fund holding Novion Property Group merged with Federation Centres, another public real estate company. We retained ownership of the combined entity, called Federation Centres, since we believe the company’s highly productive retail portfolio will gain further scale benefits and an enhanced focus on cost reduction.

Negative returns from Brazilian mall owners BR Malls Participacoes and Iguatemi Empresa de Shopping Centers also hurt results as Brazil suffers through economic and political challenges combined with further currency weakness.

OUTLOOK

Real estate is local. Every city and every property type can be at a different point in the cycle because of variances in the robustness of demand, the amount of supply being built, the economic environment, and the local interest rate cycle. Therefore, it is difficult to generalize across the global real estate universe. Thus, we will strive to generate alpha through bottom-up stock selection rather than through large macro or country bets.

That said, because the global economic recovery has been moderate, developers have been slower to launch construction of new commercial real estate projects relative to previous recovery periods. This has allowed solid occupancy gains and positive rental growth over the past few years, driving increasing cash flows, net asset values, and dividends. We expect the favorable supply/demand imbalance to continue over the next few years and, therefore, perceive that good operating fundamentals should persist for the foreseeable future.

In the short run, real estate tends to be correlated with interest rates. While we cannot predict short-term rate movements, we are comforted that rates may remain relatively low, given moderate global growth and inflation. In addition, fundamentals will drive real estate value over the long run. So, this is where we spend our time and remain committed to “kicking the bricks” to identify and understand any shifts on the horizon. We will continue to hold fast to our investment philosophy, seeking the best opportunities where they exist—“location, location, location” remains all-important in real estate stock selection.

Thank you for your continued support and confidence.

Respectfully submitted,

Nina Jones
President of the fund and chair of its Investment Advisory Committee

July 22, 2015

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

The fund’s share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. Due to its concentration in the real estate industry, the fund’s share price could be more volatile than that of a fund with a broader investment mandate. Trends perceived to be unfavorable to real estate, such as changes in the tax laws or rising interest rates, could cause a decline in share prices.

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments; trading days and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

FTSE EPRA/NAREIT Global Real Estate Index: A total return index composed of the most actively traded REITs and REIT-type structures, designed to be a measure of global real estate equity performance.

Gross domestic product (GDP): The total market value of all goods and services produced in a country in a given year.

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

Real estate investment trusts (REITs): Publicly traded companies that own, develop, and operate apartment complexes, hotels, office buildings, and other commercial properties.

Return on equity (ROE) – current fiscal year: A valuation measure calculated by dividing the company’s current fiscal year net income by shareholders’ equity (i.e., the company’s book value). ROE measures how much a company earns on each dollar that common stock investors have put into the company. It indicates how effectively and efficiently a company and its management are using stockholder investments.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/15
Simon Property Group	6.7%
Mitsubishi Estate	3.8
AvalonBay Communities	3.5
Unibail-Rodamco	3.3
General Growth Properties	3.0
Prologis	3.0
Shaftesbury	3.0
SL Green Realty	2.9
Mitsui Fudosan	2.8
Federal Realty Investment Trust	2.8
Hongkong Land Holdings	2.8
Vornado Realty Trust	2.7
Regency Centers	2.4
Douglas Emmett	2.4
Boston Properties	2.4
Scentre	2.3
Wharf Holdings	2.2
Macerich Company	2.2
Nippon Accommodations Fund	2.2
PSP Swiss Property	2.1
CapitaLand Mall Trust	2.1
Gecina	2.1
Public Storage	2.0
Derwent London	2.0
Federation Centres	2.0
Total	68.7%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	$ Value
AUSTRALIA 6.6%		
Common Stocks 6.6%		
Charter Hall Retail REIT	973,900	3,186
Federation Centres	2,104,083	4,740
Scentre	1,939,157	5,611
Stockland	728,735	2,305
Total Australia (Cost $16,611)		15,842
BRAZIL 0.6%		
Common Stocks 0.6%		
BR Malls Participacoes	127,600	603
Iguatemi Empresa de Shopping Centers	92,900	744
Total Brazil (Cost $2,336)		1,347
CANADA 2.2%		
Common Stocks 2.2%		
Brookfield Canada Office Properties	159,400	3,450
Canadian Real Estate Investment Trust	53,800	1,828
Total Canada (Cost $6,626)		5,278
FRANCE 5.3%		
Common Stocks 5.3%		
Gecina	40,056	4,937
Unibail-Rodamco	31,233	7,894
Total France (Cost $11,616)		12,831
HONG KONG 10.0%		
Common Stocks 10.0%		
Cheung Kong Property Holdings (1)	258,000	2,133
Hang Lung Properties	1,083,000	3,227
Hongkong Land Holdings (USD)	806,300	6,612
Hysan Development	514,000	2,225

SWEDEN 1.0%		
Common Stocks 1.0%		
Hufvudstaden, A Shares	194,365	2,366
Total Sweden (Cost $2,137)		2,366
SWITZERLAND 2.1%		
Common Stocks 2.1%		
PSP Swiss Property	58,562	5,011
Total Switzerland (Cost $5,104)		5,011
UNITED KINGDOM 7.4%		
Common Stocks 7.4%		
Derwent London	89,947	4,808
Great Portland Estates	212,940	2,596
Hammerson	328,249	3,174
Shaftesbury	523,340	7,138
Total United Kingdom (Cost $11,781)		17,716
UNITED STATES 46.3%		
Common Stocks 46.3%		
American Campus Communities, REIT	89,500	3,373
AvalonBay Communities, REIT	53,200	8,505
Boston Properties, REIT	46,800	5,665
Corporate Office Properties Trust, REIT	72,600	1,709
Douglas Emmett, REIT	211,600	5,701
Equity Residential, REIT	26,100	1,831
Essex Property Trust, REIT	21,900	4,654
Federal Realty Investment Trust, REIT	52,100	6,673
General Growth Properties, REIT	285,300	7,321
Hilton Worldwide Holdings (1)	83,141	2,291
Kilroy Realty, REIT	37,700	2,532

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $212,283)	$	240,215
Dividends receivable		599
Receivable for shares sold		385
Foreign currency (cost $98)		98
Cash		33
Due from affiliates		7
Other assets		48
Total assets		241,385
Liabilities		
Payable for shares redeemed		421
Payable for investment securities purchased		359
Investment management fees payable		140
Due to affiliates		33
Other liabilities		74
Total liabilities		1,027
NET ASSETS	$	240,358
Net Assets Consist of:		
Undistributed net investment income	$	192
Accumulated undistributed net realized gain		1,918
Net unrealized gain		27,933
Paid-in capital applicable to 12,255,961 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares authorized		210,315
NET ASSETS	$	240,358
NET ASSET VALUE PER SHARE		
Investor Class		
($209,279,005 / 10,663,373 shares outstanding)	$	19.63
Advisor Class		
($31,079,436 / 1,592,588 shares outstanding)	$	19.52

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

		6 Months Ended 6/30/15		Year Ended 12/31/14
Increase (Decrease) in Net Assets				
Operations				
Net investment income	$	2,206	$	3,341
Net realized gain (loss)		4,853		(144)
Change in net unrealized gain / loss		(10,953)		23,014
Increase (decrease) in net assets from operations		(3,894)		26,211
Distributions to shareholders				
Net investment income				
Investor Class		(2,006)		(2,940)
Advisor Class		(268)		(221)
Tax return of capital				
Investor Class		–		(1,024)
Advisor Class		–		(77)
Decrease in net assets from distributions		(2,274)		(4,262)
Capital share transactions*				
Shares sold				
Investor Class		50,707		46,964
Advisor Class		16,062		11,909
Distributions reinvested				
Investor Class		1,816		3,580
Advisor Class		268		297
Shares redeemed				
Investor Class		(26,994)		(57,730)
Advisor Class		(3,691)		(3,815)
Redemption fees received		19		35
Increase in net assets from capital share transactions		38,187		1,240
Net Assets				
Increase during period		32,019		23,189
Beginning of period		208,339		185,150
End of period	**$**	**240,358**	**$**	**208,339**
Undistributed net investment income		192		260

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Global Real Estate Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a nondiversified, open-end management investment company. The fund seeks to provide long-term growth through a combination of capital appreciation and current income. The fund has two classes of shares: the Global Real Estate Fund original share class, referred to in this report as the Investor Class, offered since October 27, 2008, and the Global Real Estate Fund–Advisor Class (Advisor Class), offered since October 27, 2008. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid by each class quarterly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance In June 2014, FASB issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Adoption will have no effect on the fund’s net assets or results of operations.

In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2015:

There were no material transfers between Levels 1 and 2 during the six months ended June 30, 2015.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities other than short-term securities aggregated $60,613,000 and $23,667,000, respectively, for the six months ended June 30, 2015

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of December 31, 2014, the fund had $1,096,000 of available capital loss carryforwards.

At June 30, 2015, the cost of investments for federal income tax purposes was $212,366,000. Net unrealized gain aggregated $27,850,000 at period-end, of which $32,387,000 related to appreciated investments and $4,537,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, certain foreign currency transactions are subject to tax and capital gains realized upon disposition of securities issued in or by certain foreign countries and are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. At June 30, 2015, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforward.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.40% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2015, the effective annual group fee rate was 0.29%.

The Investor Class and Advisor Class are also each subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, Price Associates is required to waive its management fee or reimburse expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation. Each class is required to repay Price Associates for expenses previously reimbursed and management fees waived to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of a reimbursement or waiver.

Pursuant to this agreement, expenses in the amount of $6,000 were repaid to Price Associates during the six months ended June 30, 2015. Including these amounts, expenses previously reimbursed by Price Associates in the amount of $763,000 remain subject to repayment at June 30, 2015. For the six months ended June 30, 2015, the Investor Class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended June 30, 2015, expenses incurred pursuant to these service agreements were $105,000 for Price Associates; $100,000 for T. Rowe Price Services, Inc.; and $2,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

As of June 30, 2015, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 575,000 shares of the Investor Class, representing 5% of the fund’s net assets.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 13, 2015, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the three-year, five-year, and since-inception periods, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to an expense limitation agreed to by the Advisor with respect to both the Investor Class and Advisor Class). At the March 13, 2015, meeting, the Board approved an additional 0.005% breakpoint to the group fee schedule, effective May 1, 2015. With the new breakpoint, the group fee rate will decline to 0.270% when the combined average net assets of the applicable T. Rowe Price funds exceed $500 billion. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class and Advisor Class) in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. After including reimbursements of previously waived management fee amounts pursuant to the contractual expense limitations, the information provided to the Board indicated that the fund’s management fee rate was at or below the median for comparable funds and the total expense ratio (for both classes) was below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Global Real Estate Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 17, 2015

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 17, 2015

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date August 17, 2015